[LOGO OMITTED]

                            PENN-AMERICA GROUP, INC.
                                420 S. York Road
                           Hatboro, Pennsylvania 19040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2003
                              ____________________

         The Annual Meeting of Shareholders (the "Meeting") of Penn-America Group, Inc., a Pennsylvania corporation (the "Company"), will be held on May 14, 2003 at 10:00 a.m., local time, at the Company's offices at 420 S. York Road, Hatboro, Pennsylvania, for the following purposes:

1. To elect directors to hold office until the Annual Meeting of Shareholders in 2004 and until their respective successors are duly elected and qualified;

2. To ratify amendments to the 2002 Stock Incentive Plan, formerly known as the Amended and Restated 1993 Stock Incentive Plan; and,

3. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on March 31, 2003 as the record date for the Meeting. Only shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

         All shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to date, sign and return the enclosed proxy promptly. Any shareholder attending the Meeting may vote in person even if he or she has returned a proxy.

                       By Order of the Board of Directors,

                       Garland P. Pezzuolo
                       Secretary

April 11, 2003

         Annual Reports to Shareholders, including financial statements, are being mailed to shareholders together with these proxy materials, commencing on or about April 11, 2003.

                                 [LOGO OMITTED]

                            PENN-AMERICA GROUP, INC.
                                420 S. York Road
                           Hatboro, Pennsylvania 19040
                              ___________________

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 14, 2003
                              ___________________


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Penn-America Group, Inc., a Pennsylvania corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Meeting"), which is scheduled to be held at 10:00 a.m., local time, on May 14, 2003, at 420 S. York Road, Hatboro, Pennsylvania for the purposes set forth in the foregoing notice of the Meeting. This Proxy Statement, the foregoing notice and the enclosed proxy are being sent to shareholders on or about April 11, 2003.

         The Board of Directors knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the notice of the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the nominees to the Board of Directors in the election of directors and for ratification of amendments to the Company's 2002 Stock Incentive Plan.

         Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

         Each shareholder of record at the close of business on March 31, 2003 is entitled to one vote for each share held. At the close of business on March 31, 2003, there were outstanding 14,610,577 shares of the Company's Common Stock, $.01 par value ("Common Stock"). The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast will constitute a quorum for the Meeting. In the event that the Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned Meeting, although less than a quorum as described in the preceding sentence, shall constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

         In the election of directors, the nominees receiving a plurality of the votes cast at the Meeting shall be elected. In the ratification of Amendments to the 2002 Stock Incentive Plan, formerly known as the Amended and Restated 1993 Stock Incentive Plan (hereinafter referred to as the "2002 Stock Incentive Plan" or the "Plan"), and approval of all other matters to be submitted to the shareholders, an affirmative vote of a majority of the votes cast at the Meeting is required. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Security Ownership of Management and Principal Shareholders

         The table below sets forth certain information as of March 31, 2003 regarding the beneficial ownership, as defined in regulations of the Securities and Exchange Commission, of Common Stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company's Chief Executive Officer and the executive officers listed in the Compensation Table on page 12 and (iv) all directors and executive officers as a group. On March 31, 2003, there were 14,610,577 shares of the Company's Common Stock outstanding. Unless otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table below was furnished by the persons listed.


                                                                        Amount Beneficially             Percent
 Name of Beneficial Owner                                                  Owned(1)(2)(3)               of Class
 ------------------------                                                  --------------               --------

Penn Independent Corporation.............................                4,631,250                        31.7%
      420 S. York Road
      Hatboro, PA  19040
Irvin Saltzman...........................................               4,743,750 (4)                     32.5%
      420 S. York Road
      Hatboro, PA  19040
Jon S. Saltzman..........................................                4,833,263 (5)                    33.1%
Jami Saltzman-Levy.......................................                4,632,635 (6) (7)                31.7%
E. Anthony Saltzman......................................                4,631,250 (8)                    31.7%
Richard L. Duszak........................................                    2,500                        *
Charles Ellman...........................................                  138,050 (9)                    *
Robert A. Lear...........................................                   76,500                        *
M. Moshe Porat, Ph.D., CPCU..............................                   87,000 (10)                   *
Paul Simon...............................................                   40,500                        *
Thomas P. Bowie..........................................                       -0-(11)                   *
Joseph F. Morris.........................................                   44,898                        *
J. Ransley Lennon........................................                   39,144                        *
Garland P. Pezzuolo......................................                   10,142 (12)                   *
John D. Curry............................................                   15,510                        *
Avenir Corporation.......................................                  972,010                       8.4%
Dimensional Fund Advisors, Inc...........................                  900,100                      6.35%
FMR Corporation..........................................                1,077,875                       7.6%
Wellington Management Company, LLP.......................                1,076,000                       7.6%
All executive officers and directors
      as a group (14 persons)............................                5,408,892                        37%
------------
* Less than 1%

(1) Includes shares of restricted stock awarded to certain officers of the Company under the Company's 2002 Stock Incentive Plan, which have not yet vested but which vest immediately in the event of a "change in control" (as that term is defined in the relevant agreements), and over which such persons maintain voting power, as follows: 9,000 shares for Mr. Morris and 15,000 shares for Mr. Curry.

(2) Includes shares subject to exercisable options, as follows: 112,500 for Mr. Irvin Saltzman; 81,262 for Mr. Jon Saltzman; 58,500 for Mr. Lear; 69,750 for Dr. Moshe Porat; 33,750 for Mr. Ellman; 36,000 for Mr. Simon; 22,516 for Mr. Lennon; 20,898 shares for Mr. Morris; and, 3,391 shares for Ms. Pezzuolo.

(3) Includes shares acquired by certain executives under a Company-sponsored executive loan program approved by the Board of Directors between 2000 and 2001 (see "Certain Transactions"), as follows: Jon S. Saltzman, 71,250 shares; Joseph F. Morris, 9,000 shares; J.Ransley Lennon, 16,500 shares; and, Garland P. Pezzuolo, 6,000 shares.

(4) Of these shares, 4,631,250 are owned of record by Penn Independent Corporation. Mr. Irvin Saltzman, Chairman of the Board of Directors, owns 45.94% of the outstanding voting securities of Penn Independent.

(5)  Of these shares, 4,631,250 are owned of record by Penn Independent. Mr. Jon
     S. Saltzman, collectively with Ms. Jami Saltzman-Levy and Mr. E. Anthony Saltzman, serves as a trustee of five trusts that own a total of 48.17% of the outstanding voting securities of Penn Independent. Additionally, Mr. Jon Saltzman serves individually as trustee of two trusts that collectively own 1.02% of the outstanding voting securities of Penn Independent. Mr. Jon Saltzman also owns .11% of the outstanding voting securities of Penn Independent in his own name. The total number of shares of Company common stock owned by Mr. Jon Saltzman includes 71,250 shares that are owned jointly with his spouse, and excludes 12,225 shares held by Mr. Jon Saltzman's spouse to which he disclaims beneficial ownership.

(6) Of these shares, 4,631,250 are owned of record by Penn Independent. Ms. Jami Saltzman-Levy, collectively with Mr. Jon S. Saltzman and Mr. E. Anthony Saltzman, serves as trustee of five trusts that own a total of
     48.17% of the outstanding voting securities of Penn Independent. Additionally, Ms. Jami Saltzman-Levy serves individually as trustee of nine trusts that collectively own 4.59% of the outstanding voting securities of Penn Independent. Ms. Jami Saltzman-Levy also owns .11% of the outstanding voting securities of Penn Independent in her own name.

(7)  1,385 of such shares are owned jointly with her spouse.

(8) These shares are owned of record by Penn Independent. Mr. E. Anthony Saltzman, collectively with Ms. Jami Saltzman-Levy and Mr. Jon S. Saltzman, serves as trustee of five trusts that own a total of 48.17% of the outstanding voting securities of Penn Independent. Mr. E. Anthony Saltzman also owns .11% of the outstanding voting securities of Penn Independent in his own name.

(9) Excludes 45,000 shares held by Mr. Ellman's wife to which Mr. Ellman disclaims beneficial ownership.

(10) 17,250 of such shares are owned jointly with his spouse.

(11) On  October  30,  2002,  Mr.  Bowie's   employment  with  the  Company  was
     terminated.

(12) 750 of such shares are owned jointly with her spouse.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees for Election

         At the Meeting, the shareholders will elect 9 directors to hold office until the Annual Meeting of Shareholders in 2004 and until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Irvin Saltzman, Jon S. Saltzman, Richard
L. Duszak,  Charles Ellman, Robert A. Lear, Jami Saltzman-Levy,  M. Moshe Porat,
E. Anthony Saltzman and Paul Simon. All of the nominees are presently members of the Board of Directors of the Company.

         The Board of Directors believes that the nominees will be able to serve as directors. If any nominee is unable to serve, the persons named in the enclosed proxy will vote the shares they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

     Set forth below is certain information concerning the nominees for election as directors:

                                               Director
Name                              Age           Since         Position with the Company
----                              ---           -----         -------------------------

Irvin Saltzman.............       80             1993         Chairman, Director
Jon S. Saltzman............       45             1993         President and Chief Executive Officer, Director
Richard L. Duszak..........       62             2003         Director
Charles Ellman.............       74             1994         Director
Robert A. Lear.............       57             1993         Director
Jami Saltzman-Levy.........       46             1994         Director
Dr. M. Moshe Porat.........       56             1994         Director
E. Anthony Saltzman........       43             2001         Director
Paul Simon.................       74             1997         Director

         Mr. Irvin Saltzman is the founder of Penn-America Insurance Company ("Penn-America"), the wholly-owned subsidiary of the Company, and of Penn Independent Corporation ("Penn Independent"), an insurance enterprise which owns 32% of the outstanding shares of the Company. Mr. Saltzman has been Chairman of the Board of Directors of the Company since its formation in July 1993. He has been active in the insurance industry since 1947. Mr. Saltzman is the father of Mr. Jon S. Saltzman, Ms. Jami Saltzman-Levy and Mr. E. Anthony Saltzman. See "Certain Transactions".

         Mr. Jon S. Saltzman has been President and Chief Executive Officer of the Company since its formation in July 1993, and an officer and director of Penn Independent since 1985 and 1987, respectively. He has been President, Chief Executive Officer and Director of Penn-America since June 1993. Mr. Saltzman was President and Chief Operating Officer of Penn-America from June 1989 until June 1993, and was Vice President, Marketing of Penn-America from January 1986 until June 1988. Prior to that time, he was an underwriter and a broker with Delaware Valley Underwriting Agency, Inc. ("DVUA"), a wholly owned subsidiary of Penn Independent. Mr. Saltzman is Mr. Irvin Saltzman's son and Ms. Jami Saltzman-Levy's and Mr. E. Anthony Saltzman's brother.

         Richard L. Duszak, CPA retired from full-time employment as an audit partner in January of 2000 after more than 36 years with the public accounting firm of KPMG LLP. He currently chairs The MMA Group, an organization of chief executive officers that functions as an advisory board. From March 2001 to March 2002, he served as Chief Financial Officer for Micro EDS, a privately-owned marketing company in the pharmaceutical industry.

         Mr. Ellman has been a Director of the Company since 1994 and was a Director of Penn-America from May 1976 until May 1995. Prior to 1994, Mr. Ellman was Vice Chairman and a Director of Penn Independent.

         Mr.  Lear  has been  President  and  Chief  Executive  Officer  of Penn
Independent since September 1996 and previously served as Executive Vice President-Finance from 1994 to August 1996. He was Vice President-Finance and Chief Financial Officer of the Company from its formation in July 1993 until March 1995. Mr. Lear has been a Director of Dynasil Corporation of America since February 1998, and in 2001 became a Director of Mountainview Indemnity, a Bermuda-based, privately held captive affiliated with the Chubb Group. Prior to joining Penn Independent, Mr. Lear had over 15 years of public accounting experience, specializing in the insurance industry. Mr. Lear is a certified public accountant.

         Ms. Saltzman-Levy was Vice President-Human Resources of Penn Independent from 1985 to June 2000, has been a Director of Penn-America and Penn Independent since 1991 and 1992, respectively, and is currently a Vice President of Penn Independent since June 2000. Ms. Saltzman-Levy is Mr. Irvin Saltzman's daughter and Mr. Jon Saltzman's and Mr. E. Anthony Saltzman's sister.

         Dr. Porat has been Dean of the Fox School of Business and Management at Temple University since August 1996; and previously was the Joseph E. Boettner Professor and Chairman of the Risk Management, Insurance and Actuarial Science Department at the Temple University School of Business and Management for eight years. Prior to joining Temple University, Dr. Porat was the Deputy General Manager of IHUD Insurance Agencies Ltd., an international insurance brokerage firm.

         Mr. E. Anthony Saltzman currently holds the positions of Vice President, Penn Independent and Sr. Vice President, DVUA, a wholly-owned subsidiary of Penn Independent, engaged as excess and surplus lines brokers, managing general agents, brokers and intermediaries in the property and casualty insurance industry. Mr. Saltzman was previously an underwriter from 1975 through 1989 with DVUA. From 1989 through 1992, he was Vice President of Penn
Independent Financial Services, another wholly owned subsidiary of Penn Independent engaged in the business of financing insurance premiums. Mr. Saltzman is Mr. Irvin Saltzman's son, and Mr. Jon Saltzman's and Ms. Jami Saltzman-Levy's brother.

         Mr. Simon is Professor and Director of the Public Policy Institute at Southern Illinois University. Mr. Simon founded the Institute in 1997, shortly after retiring from the United States Senate after twelve years of service as a senator from Illinois. His distinguished political career includes 14 years in the Illinois House and Senate and a term as Lieutenant Governor of the State, the first Lieutenant Governor in the state's history to be elected with a governor from another party. He built a chain of 13 newspapers in the southern and central parts of Illinois, which he sold in 1966 to devote full-time to public service and writing. Mr. Simon is the recipient of 44 honorary degrees and has written 16 books. He is currently a director of a number of foundations.

Meetings and Committees of the Board of Directors

         The Board of Directors ("Board") held 7 meetings in 2002. The Board has established a Compensation and Stock Option Committee, an Audit Committee and a Nominating and Corporate Governance Committee. 1 A special committee consisting of Messrs. Porat, Simon and Martin Sheffield (our former director) was appointed by the Board of Directors to represent non-Penn Independent shareholders' interests relating to capital raising opportunities for the Company. This special committee was disbanded at the end of 2002.

         The Compensation and Stock Option Committee met 3 times in 2002. Dr. Porat and Messrs. Ellman and Simon are members of this Committee with Dr. Porat serving as Chairman. See "Report of Compensation and Stock Option Committee".

         The Audit Committee is composed of Messrs. Ellman and Duszak and Dr. Porat, with Mr. Ellman serving as Chairman. These directors are all "independent" based on New York Stock Exchange listing standards. The Board of Directors has determined that no one has a relationship to the Company that may interfere with their independence from the Company and its management. The Board of Directors has also designated Audit Committee member Richard L. Duszak as an "audit committee financial expert", as that term is defined by the Securities and Exchange Commission. Each Audit Committee member's compensation is solely based on that of an outside director serving on the Board and one committee of the Board. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is provided in the "Report of the Audit Committee", set forth in more detail below. The Audit Committee is governed by a written charter approved by the Board of Directors and attached to this proxy statement.

         The Nominating and Corporate Governance Committee met 1 time in 2002. In February 2003, the Committee met and recommended the nominees for election to the Board of Directors. Current members of the Committee include Messrs. Simon and Duszak and Dr. Porat, with Mr. Simon serving as Chairman. Currently, the Committee reviews the size and composition of the Board of Directors and is responsible for recommending nominees to serve on the Board of Directors. In carrying out its responsibilities for nomination of directors, the Committee considers

______________________
(1)In August of 2002, the Nominating Committee was re-named the "Nominating and Corporate Governance Committee" and granted additional general responsibilities as a result of the corporate governance initiatives set forth in the Sarbanes-Oxley Act of 2002, final rules of the Securities and Exchange Commission and proposed listing standards of the New York Stock Exchange. The Committee is currently drafting a written charter and Code of Ethics to apply to all directors and officers of the Company, which it anticipates will be in place prior to the dates prescribed by the Securities and Exchange Commission and the New York Stock Exchange.

candidates recommended by other directors, employees and shareholders. Written suggestions for candidates to serve as directors, if nominated and elected, should be sent to the President of the Company at 420 S. York Road, Hatboro, PA 19040.

         The Company's bylaws require that written notice of the intent to make a nomination at a meeting of shareholders must be received by the President of the Company (a) with respect to an election to be held at an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders, and (b) with respect to an election to be held at a special meeting or, in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth day following the day on which notice of the date of the meeting is given to shareholders. The notice must contain (1) the name and address of the shareholder who intends to make the nomination(s) and of the person or persons to be nominated; (2) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (4) such other information regarding each nominee proposed by such shareholder as would have been required to be included in the proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (5) the consent of each nominee to serve as a director of the Company, if so elected.


                                 PROPOSAL NO. 2

             RATIFICATION OF AMENDMENTS TO 2002 STOCK INCENTIVE PLAN

         At the Meeting, the shareholders will vote on the ratification of two amendments to the 2002 Stock Incentive Plan, formerly known as the "Amended and Restated 1993 Stock Incentive Plan". The amendments concern an increase in the number of shares of common stock available for issuance under the Plan [which have been registered with the Securities and Exchange Commission ("SEC"), but which are subject to ratification at the Meeting], and modifications to the definition of "change in control" in the Plan. Unless contrary instructions are given, the shares represented by a majority of shareholders entitled to vote shall be voted "FOR" ratification of the proposed amendments to the 2002 Stock Incentive Plan. The amendments are being submitted for ratification by the shareholders as one proposal. Shareholders will not be able to approve one modification and reject the other. A copy of the Plan, as proposed to be amended, is attached at Appendix A.

I. Increase of Shares of Common Stock Available for Issuance

         Under the Company's 2002 Stock Incentive Plan, non-qualified stock options and restricted shares of common stock may be granted to one or more executive officers, employees, consultants, advisors and/or independent, outside directors. The size of any stock option grant or restricted stock award can be based on Company and/or individual performance and the individual's responsibilities and position with the Company. Options are generally granted with exercise prices equal to the fair market value of the Company's common stock on the date of grant and become exercisable in equal installments over a period of up to five years, unless there is a "change in control" in which event the vesting and exercise periods accelerate. The Compensation and Stock Option Committee of the Board of Directors administers distribution of non-qualified stock options and restricted stock awards under the Plan; except that with respect to the grant of non-qualified stock options to independent, outside directors, pre-determined, annual grants of non-qualified stock options have been established.

         In 1993, at the time of the Company's initial public offering, the Company registered 787,500 shares of the Company's common stock under the 1993 Stock Incentive Plan with the SEC.2 On June 5, 2002, the Company filed a Registration Statement on Form S-8 with the SEC registering, subject to shareholder ratification at this Meeting, an additional 1,050,000 shares of the Company's common stock, for a total of 1,837,500 shares registered under the Plan. As of December 31, 2002, 447,858 shares were issued through restricted common stock awards, 763,707


__________________
(2) All sums are adjusted to reflect a three-for-two stock split affected March 7, 1997 and a three-for-two stock split affected on May 9, 2002.

shares are reserved for the exercise of outstanding non-qualified stock options, 67,500 shares have expired and 558,435 shares are reserved for future use. The Company requests that the shareholders ratify this amendment to the 2002 Stock Incentive Plan, to allow for the issuance of additional shares under the Plan.

         Set forth below is a table summarizing non-qualified stock options granted and restricted common stock awarded, subject to ratification of Proposal No. 2 by the shareholders.

                                NEW PLAN BENEFITS
                             As of December 31, 2002


Name/Position                           Dollar Value($)(1)    Number of Units(#)
-------------                           ------------------    ------------------


Jon S. Saltzman
President and Chief Executive Officer        120,423            68,813

Joseph F. Morris
Sr. Vice President, Chief
Financial Officer and Treasurer              280,283            81,990

J. Ransley Lennon
Vice President,
Information Technology                        29,677            16,958

Garland P. Pezzuolo
Vice President, Secretary
and General Counsel                           29,677            16,958

John D. Curry
Vice President,
Underwriting and Marketing                   155,000            15,000

Thomas P. Bowie
Formerly Sr. Vice President, Claims           54,750(2)          9,000

Executive Group                              615,060           199,719

Non-Executive Directors                      179,820           111,750

Non-Executive Employees                      484,694           171,096
------------------------

(1) For non-qualified stock options, the total value is based upon the difference between the last sales price of the Company's Common Stock on the New York Stock Exchange as of December 31, 2002 and the exercise price of the options, multiplied by the number of option shares.
(2) All non-qualified stock options granted to Mr. Bowie were forfeited as a result of Mr. Bowie's termination on October 30, 2002.




                      EQUITY COMPENSATION PLAN INFORMATION
                             As of December 31, 2002

                                 Weighted-Average               Number of
                                 Number of Securities           Exercise Price of         Securities
                                 To be Issued Upon              Outstanding Options,      Remaining
                                 Exercise of                    Warrants and Rights       Available for
                                 Outstanding Options,           Compensation              Future Issuance
                                 Warrants and Rights            Plans                     Under Equity Plans
                                 -------------------            -----                     ------------------


     Plans Previously Approved
     By Shareholders
     ---------------

Equity compensation plans
approved by security holders        763,707                   $6.06                     558,435(1)
________________________

     Plans Not Approved
     By Shareholders
     ---------------

Equity compensation plans
not approved by
security holders (2)                 33,313(3)               $10.22                     254,201
____________________________
(1)  These  securities  may be in the  form of  grants  of  non-qualified  stock options or awards of restricted common stock of the Company.
(2)  The  Agent's   Contingent   Profit  Commission  Plan  was  adopted  without
     shareholder approval on May 7, 2002, and provides for the issuance of up to
     300,000 shares of restricted  common stock to the Company's  general agents
     based  on  the  achievement  of  predetermined   underwriting   performance
     objectives.
(3)  33,313 shares of restricted  common stock were issued in March of 2003. The restrictions expire in August of 2003.

II.      Definition of "Change in Control"

         In 2002, as an incentive to certain executive officers to remain in the employ of the Company in the event of a "change in control", the Committee authorized the issuance of executive change in control/employment continuation agreements (hereinafter referred to as "employment continuation agreements"). See "Report of Compensation and Stock Option Committee", Section II (d), set forth below. As defined in these agreements, "change of control" means:

                  "... a transaction or series of transactions (including any cash tender or securities exchange offer, merger or other business combination, or contested election of directors, or any combination thereof) as the result of which:

                  (i) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of Penn Independent, the Corporation or of any Subsidiary of the Corporation, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan or Employee or any Affiliate or Associate of Employee or any group of which Employee is a member and in which he participates in his capacity as a shareholder of the Corporation) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of a percentage ownership in the aggregate combined voting power of all Voting Securities of the Corporation then outstanding that is greater than the then current percentage ownership of Penn Independent in the aggregate combined voting powers of all Voting Securities of the Corporation then outstanding; or

                  (ii) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of Penn Independent, the Corporation or of any Subsidiary of the Corporation, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan or Employee or any Affiliate or Associate of Employee or any group of which Employee is a member and in which he participates in his capacity as a shareholder of the Corporation) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 30% or more of the aggregate combined voting power of all Voting Securities of the Corporation then outstanding, irrespective of Penn Independent's then current percentage ownership in such Voting Securities; provided that during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period, except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (iii) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of Penn Independent, the Corporation or of any Subsidiary of the Corporation, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan or Employee or any Affiliate or Associate of Employee or any group of which Employee is a member and in which he participates in his capacity as a shareholder of the Corporation) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of greater than 50% of the aggregate combined voting power of all Voting Securities of Penn Independent; or

                  (iv) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (v) 80% or more of the assets of the Corporation and its Subsidiaries shall be sold or transferred to any Person (other than an Affiliate of the Corporation); or

                  (vi) the Board makes a determination that such transaction or transactions constitute a Change of Control for purposes of this individual Agreement; provided, however, that the Board shall make such determination in its sole and absolute discretion and need not make its determination in a uniform manner with respect to the Employee as may be accorded to other employees with similar agreements.

                  For purposes of this Agreement, a Change of Control shall be deemed to have occurred on the date upon which any of the foregoing is consummated or becomes effective."

The Amended and Restated 1993 Stock Incentive Plan defined "change in control" as follows:

                  "A 'Change in Control' shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or
         (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors, if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d) (3) or Section 14(d) (2) of the Securities Exchange Act of 1934, as amended, other than the Company, any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, Penn Independent Corporation or those individuals and trusts who comprise the shareholders of Penn Independent Corporation on the effective date of this Plan shall have become the beneficial owner of, or shall have obtained voting control over, more than thirty percent (30%) of the outstanding Shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period."

The Company believes that the new proposed definition, as set forth in the employment continuation agreements, more accurately represents circumstances under which a change in control could occur. Thus, the Company proposes that the shareholders ratify an amendment to the Plan to make consistent with the employment continuation agreements the definition of "change in control" in the 2002 Stock Incentive Plan

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation earned during each of the last three fiscal years by the Company's Chief Executive Officer, by the four next most highly compensated executive officers as of December 31, 2002, and by one additional executive officer who was not an executive officer as of December 31, 2002, and who would have been among the four next mostly highest compensated executive officers but for the fact that he was not an executive officer as of December 31, 2002 (hereinafter collectively referred to as the "named executive officers").

                                                                            Long-Term Compensation
                                          Annual Compensation                       Awards
                                 --------------------------------------- ------------------------------

Name and                                                Other Annual       Restricted      Securities     All Other
Principal                                       Bonus   Compensation          Stock        Underlying   Compensation
Position               Year      Salary($)     ($)(1)   (1)(2)(3)        Award(s)($)(4)   Options(#)(5)    ($)(6)
--------               ----      ---------     ------- ----------------- --------------   -------------  ------------
Jon S. Saltzman       2002        361,262     174,800     17,461                   0              0        5,500
President and Chief   2001        310,969     100,000     14,944                   0         68,813            0
Executive Officer     2000        300,000           0     11,197                   0              0        6,955

Joseph F. Morris      2002        206,250     100,000     12,924                   0              0        6,700
Sr. Vice President,   2001        192,923      75,000     11,931                   0         29,490        7,064
Chief Financial       2000         60,154      15,000          0              73,750         37,500 (7)        0
Officer and Treasurer

J. Ransley Lennon     2002        136,385      50,000          0                   0              0        4,994
Vice President,       2001        117,346      34,500          0                   0         16,958        4,539
Information           2000        114,500           0          0                   0              0        4,015
Technology

Garland P. Pezzuolo   2002        121,000      50,000          0                   0              0        6,040
Vice President,       2001        109,039      34,500          0                   0         16,958        3,121
Secretary and         2000        100,000           0          0                   0              0        3,000
General Counsel

John D. Curry(8)      2002        108,573      41,400          0             155,000              0        3,002
Vice President,
Underwriting and
Marketing

Thomas P. Bowie(9)    2002        133,654           0          0                   0              0        7,195
Formerly Sr. Vice     2001        145,616      45,000     12,960                   0         22,118 (10)  13,068
President, Claims     2000        135,000           0      9,255                   0              0        2,100

------------

(1) Other than a signing bonus for Mr. Morris, no bonuses were awarded in 2000. For calendar years 2001 and 2002, any bonus awarded represents a bonus for that calendar year, granted in January of the following year.

(2) Excludes certain perquisites and other amounts that, for any executive officer, did not exceed in the aggregate 10% of the total annual salary and bonus for such executive officer.

(3)  Includes amounts paid as taxes on vesting restricted common stock.

(4) Represents restricted common stock awarded to Mr. Curry (15,000 shares) on April 4, 2002, and Mr. Morris (15,000 shares) on September 5, 2000, which vest ratably over 5 years (unless there is a "change in control" in which event the shares vest immediately), and on which dividends are paid.

(5) Represents the number of shares underlying non-qualified stock options earned in 2000, 2001 and 2002, respectively.

                                       12

(6) "All Other Compensation" for 2002 represents: (a) employer contributions to the Company's 401(k) Savings Plan, as follows: $5,500 for Mr. Saltzman, $5,500 for Mr. Morris, $4,279 for Mr. Lennon, $4,125 for Ms. Pezzuolo, $1,832 for Mr. Curry and $4,125 for Mr. Bowie; and (b) the Company's payment of premiums towards life insurance for the benefit of a personal, named beneficiary of the executive officer, as follows: $1,200 for Mr. Morris, $715 for Mr. Lennon, $1,915 for Ms. Pezzuolo, $1,170 for Mr. Curry and $3,070 for Mr. Bowie.

(7)  Represent part of Mr. Morris' signing bonus.

(8)  Mr. Curry joined the Company on April 4, 2002.

(9)  Mr. Bowie was terminated from the Company on October 30, 2002.

(10) Mr. Bowie forfeited these securities upon his termination from the Company on October 30, 2002.

Option/SAR Grants

         As part of 2001 bonuses, non-qualified stock options were granted in January of 2002, as follows: (1) Jon S. Saltzman, 68,813; (2) Joseph F. Morris, 29,490; (3) J. Ransley Lennon, 16,958; (4) Garland P. Pezzuolo, 16,958; and, (5)
Thomas P. Bowie, 22,118. These options vest ratably over 5 years and are exercisable for 10 years. See "Report of Compensation and Stock Option Committee". The Company does not currently have (and has not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.


                                 OPTIONS EARNED IN 2001 (GRANTED ON JANUARY 2, 2002)

                     Number of
                     Securities
                     Underlying        % of                                                        Present Value
                     Options           Total Options        Exercise            Expiration         on Date of
Name                 Granted           Granted              Price               Date               Grant(1)
----                 -------           -------              -----               ----               --------
Jon S. Saltzman          68,813            20%               $7.30              1/2/2012              $135,169
Joseph F. Morris         29,490             9                 7.30              1/2/2012                57,927
J.Ransley Lennon         16,958             5                 7.30              1/2/2012                33,311
Garland P. Pezzuolo      16,958             5                 7.30              1/2/2012                33,311
John D. Curry                 0             0                    0                   N/A                     0
Thomas P. Bowie (2)      22,118             6                 7.30              10/30/02                43,446
------------

(1) The present value of each stock option grant was estimated using the Black-Scholes option pricing model. The model assumes the following: expected annual dividend rate of 2.0%, expected life of options of 10 years, risk-free interest rate of 3.6%, and expected stock price volatility of 22%.
(2) Mr. Bowie's options were forfeited upon his termination from the Company on October 30, 2002.


Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

         The following table sets forth information relating to options exercised during 2002 by the Company's Chief Executive Officer and those named executive officers in possession of options, as well as the number and value of such options held on December 31, 2002. The Company does not currently have (and has not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.

                                                 AGGREGATED OPTION EXERCISES IN 2002
                                                AND OPTION VALUES AT DECEMBER 31, 2002

                                                             Number of Securities
                                                                  Underlying
                           Shares                                 Unexercised               Value of Unexercised
                          Acquired                                Options at              In-the-Money Options at
                             on               Value            Dec. 31, 2002(#)             Dec. 31, 2002($)(1)
                                                          ----------------------------  -----------------------------
Name                    Exercise (#)      Realized ($)    Exercisable   Unexercisable    Exercisable      Unexercisable
----                    ------------      ------------    -----------   -------------    -----------      -------------
Jon S. Saltzman               0                 0           67,500          68,813        $340,875        $120,423
Joseph F. Morris              0                 0           15,000          51,990          61,950         144,533
J. Ransley Lennon             0                 0           19,125          16,958          96,581          29,677
Garland P. Pezzuolo           0                 0                0          16,958               0          29,677
------------
(1)    Total value of unexercised options is based upon the difference between the last sales price of the Company's Common Stock on the New York Stock
       Exchange as of December 31, 2002 and the exercise price of the options, multiplied by the number of option shares.


              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

I.   Introduction
     ------------

         The Compensation and Stock Option Committee (the "Compensation Committee") consists of Dr. Porat (Chairman) and Messrs. Ellman and Simon, all of whom are non-employee directors of the Company. The Compensation Committee is charged generally with the review and development of compensation practices regarding the Company's key employees (relative to salary, bonus and longer-term compensation) and all other employees (relative to bonuses and/or longer-term compensation). The Compensation Committee bases its compensation recommendations upon information derived from multiple sources including company personnel, recommendations of management, outside compensation consultants and industry surveys. The Compensation Committee believes that consideration of these diverse sources of information helps to create a balanced and appropriate compensation program.

         The Compensation Committee has established an overall compensation program to attract, retain and motivate executive officers and employees and to enhance their incentive to perform at the highest levels and contribute significantly to the Company's success. In establishing executive compensation, the Compensation Committee considers various factors including the personal performance of the executive officer, the attainment of certain financial goals and the need to attract, retain and motivate key employees. In 2002, the Company retained an outside compensation consultant to review the Company's compensation program and evaluate current base salaries, cash bonus levels and longer-term stock incentive compensation.

II.  Base Salaries
     -------------

         The Compensation Committee does not actively participate in setting employee salaries. In determining appropriate compensation levels for its executive officers, however, the Compensation Committee conducted a review of compensation data provided by an outside compensation consultant of companies in a peer group deemed appropriate by the Compensation Committee. Peer group companies for purposes of establishing compensation levels were not necessarily the same companies as those included in the performance graph utilized to evaluate the performance of the Company's stock.

         Consistent with advice received from outside compensation consultants, the Compensation Committee generally sets its competitive salaries for executive officer positions in the range between the median level and the 75th percentile of those companies it surveys. The base salaries of executive officers were initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent.

         Mr. Jon Saltzman's compensation was determined by the Compensation Committee in light of the factors set forth above. His total compensation was compared with compensation packages within the industry. In determining Mr. Saltzman's base salary in 2002, the Compensation Committee evaluated his personal performance, and that of the Company, on both a qualitative and quantitative level. Based on the financial results of the Company in 2002, as well as the Committee's position to maintain salaries between the median level and the 75th percentile, Mr. Saltzman's base salary was increased to $380,000 effective January 1, 2003.

III. Bonuses and Longer-Term Incentives
     -----------------------------------

         In order to attract, retain and motivate executive officers and key employees, the Compensation Committee has established a combination of short-term and long-term compensation. Generally, short-term compensation, in the form of annual cash bonuses, and longer-term compensation, in the form of awards of restricted stock and grants of non-qualified stock options, are given to key and other employees and are determined pursuant to two compensation plans. While not part of compensation for 2002, the Company's 2002 Stock Incentive Plan is available to the Company's employees.

     A.  Key Employee Incentive Plan
         ---------------------------

         The Company's Key Employee Incentive Compensation Plan currently applies to approximately twenty-five executive officers and key employees and is designed as an incentive to encourage these individuals to excel in their performance individually and collectively to the benefit of stockholders and the Company. The Plan is simple and predictable, yet provides significant overall monetary incentives. Under this Plan, short-term cash compensation may be awarded if the Company achieves a pre-determined level of GAAP underwriting income, before taxes.

         In January of 2003, executive officers and key employees received annual cash bonuses ranging from 17.3% to 46.0% of their annualized salary as of December 31, 2002, based upon the achievement of the predetermined GAAP underwriting income for the year ended December 31, 2002. For 2003, the Compensation Committee has approved continuance of the Key Employee Incentive Plan (payable in January 2004) to each eligible key employee, assuming the established Company GAAP underwriting income before taxes is achieved.

     B.  Employee Bonus Plan
         -------------------

         While the Compensation Committee is not charged with establishing salaries and cash bonuses awarded to employees, the Compensation Committee is responsible for establishing employee bonuses to the extent that any such bonus includes non-qualified stock options or restricted stock awards. While previous annual employee bonus plans provided for the award of both cash and non-qualified stock options as a bonus to employees, effective January 1, 2002 the Compensation Committee removed from consideration the award of any non-qualified stock options as part of any bonus to employees. Thus, cash bonuses for Company performance in 2002 were awarded and paid in January of 2003, and the Company plans on providing for cash bonuses in 2003 (payable
2004).

     C.  2002 Stock Incentive Plan
         -------------------------

         Under the Company's 2002 Stock Incentive Plan, non-qualified stock options and restricted shares of common stock may be granted to executive officers, employees (including employees who are members of the Board of Directors), consultants, advisors and/or independent, outside directors.3 The size of any stock option or restricted stock award can be based on Company and/or individual performance and the individual's responsibilities and position with the Company. Options are generally to be granted with exercise prices equal to the fair market value of
__________________________
(3) In June of 2002, the Company filed with the Securities and Exchange Commission its 2002 Stock Incentive Plan, which amends the Company's 1993 Stock Incentive Plan. Subject to shareholder ratification, the 2002 Stock Incentive Plan increases the number of shares available for distribution under the Plan. See "Proposal No.2" at p.7.

the Company's common stock on the date of grant and become exercisable in equal installments over a period of five years; unless there is a "change in control" in which event the vesting and exercise periods accelerate. See Section IV, below.

         Set forth below is a general overview of the Compensation Committee's awards of restricted common stock and grants of non-qualified stock options over the past 12 months.

     Executive and Key Employees: Prior to 2002, non-qualified stock options were awarded as both short-term (bonus) compensation and as long-term incentive compensation to executives and key employees. In 2002, the Compensation Committee removed the grant of non-qualified stock options as either short-term (bonus) or longer-term competition, and requested that management further explore, through an outside compensation consultant, appropriate short-term and long-term compensation in this regard.

     Other Employees: In January of 2002, under the Company's then current Employee Bonus Plan, employees were granted non-qualified stock options as 2001 bonuses for Company and individual performance. The grant of non-qualified stock options was subsequently removed from employee bonuses going forward.

     Independent, Outside Directors: As set forth in "Compensation of Directors" below, the Company's independent, outside directors receive as annual compensation cash and an award of non-qualified stock options. In May of 2002, the Board authorized the issuance of 7,500 non-qualified stock options and in 2003 and thereafter, the independent, outside directors will receive 5,000 non-qualified stock options.

     Special Committee Members: A special committee consisting of Messrs. Porat, Simon and Martin Sheffield (our former director) was appointed by the Board of Directors to represent non-Penn Independent shareholders' interests relating to capital raising opportunities for the Company. In 2002, prior to its disbandment, the special committee members were awarded 18,000 non-qualified stock options each as compensation for their services on this committee.

         Other than the above, the only restricted common stock awarded under the 2002 Stock Incentive Plan was 15,000 shares of restricted stock awarded to John D. Curry, Vice President, Underwriting and Marketing, and 2,500 shares of restricted stock awarded to Craig Levitz, Actuary, as incentives for them to join the Company.

         The Plan also permits the Committee to extend the exercise date of expiring, vested non-qualified stock options. In 2002, the Committee voted to extend, and the Board ratified the extension of, certain vested non-qualified stock options, as follows:

Name              Options Granted (#)              Value ($)  Date of Grant     Expiration Date  Date of Extension
----              -------------------              ---------  -------------     ---------------  -----------------

Irvin Saltzman              112,500                $4.00      10/28/93          10/28/03         12/31/04
Jon S. Saltzman              67,500                $4.00      10/28/93          10/28/03         12/31/04
Robert A. Lear               58,500                $4.00      10/28/93          10/28/03         12/31/04
James Heerin                 24,750                $4.00      10/28/93          10/28/03         12/31/04
J. Ransley Lennon            19,125                $4.00      10/28/93          10/28/03         12/31/04
Charles Ellman               11,250                $5.89      05/08/96          05/08/02         05/08/03
M. Moshe Porat               11,250                $5.89      05/08/96          05/08/02         05/08/03

IV.  Executive Change-In-Control/Employment Continuation Agreements
     --------------------------------------------------------------

         In 2002, as an incentive to certain executive officers to remain in the employ of the Company in the event of a change in control, the Compensation Committee authorized the issuance of executive change in control/employment continuation agreements (hereinafter referred to as "employment continuation agreements"). Effective January 1, 2003, the Company maintains employment continuation agreements with Messrs. Jon S. Saltzman, Joseph F. Morris, J. Ransley Lennon, John D. Curry and Brian J. Riley, and Ms. Garland P. Pezzuolo. Under the agreements, the Company agrees to provide a multiple of between one to two times the employee's then current annualized base salary as "stay" pay, to be distributed in full at the time of the change in control or proposed change in control (as defined below); and the executives agree to remain in the employ of the Company following the date of the announcement of such change of control or proposed change in control.

         The employment continuation agreements further provide that if the key executive's employment is terminated for reasons other than death, disability, voluntary termination (except for voluntary termination for good reason as defined in the agreements), or other than for cause (as defined in the Agreements), upon or within the twelve (12) month period immediately following a change in control, or after a potential change in control and prior to the occurrence of a change in control if a change in control occurs within twelve
(12) months of such termination of employment, then the Company will pay the key executives (i) a severance amount equal to a multiple of between one and two times the key executive's then current annualized base salary, to be paid eighty (80%) percent upon the occurrence of the change in control or proposed change in control and twenty (20%) percent upon the one-year anniversary of the date of the change in control, and (ii) medical and dental benefits for 12 months following the date of termination.

         As defined in the employment continuation agreements, "change of control" means:

                  "... a transaction or series of transactions (including any cash tender or securities exchange offer, merger or other business combination, or contested election of directors, or any combination thereof) as the result of which:

                  (i) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of Penn Independent, the Corporation or of any Subsidiary of the Corporation, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan or Employee or any Affiliate or Associate of Employee or any group of which Employee is a member and in which he participates in his capacity as a shareholder of the Corporation) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of a percentage ownership in the aggregate combined voting power of all Voting Securities of the Corporation then outstanding that is greater than the then current percentage ownership of Penn Independent in the aggregate combined voting powers of all Voting Securities of the Corporation then outstanding; or

                  (ii) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of Penn Independent, the Corporation or of any Subsidiary of the Corporation, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan or Employee or any Affiliate or Associate of Employee or any group of which Employee is a member and in which he participates in his capacity as a shareholder of the Corporation) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 30% or more of the aggregate combined voting power of all Voting Securities of the Corporation then outstanding, irrespective of Penn Independent's then current percentage ownership in such Voting Securities; provided that during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period, except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (iii) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of Penn Independent, the Corporation or of any Subsidiary of the Corporation, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan or Employee or any Affiliate or Associate of Employee or any group of which Employee is a member and in which he participates in his capacity as a shareholder of the Corporation) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of greater than 50% of the aggregate combined voting power of all Voting Securities of Penn Independent; or

                  (iv) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (v) 80% or more of the assets of the Corporation and its Subsidiaries shall be sold or transferred to any Person (other than an Affiliate of the Corporation); or

                  (vi) the Board makes a determination that such transaction or transactions constitute a Change of Control for purposes of this individual Agreement; provided, however, that the Board shall make such determination in its sole and absolute discretion and need not make its determination in a uniform manner with respect to the Employee as may be accorded to other employees with similar agreements.

                  For purposes of this Agreement, a Change of Control shall be deemed to have occurred on the date upon which any of the foregoing is consummated or becomes effective."

         Under Section 280G of the Internal Revenue Code, if total compensation to any individual as a result of a change in control exceeds three times the average taxable wages over the last five years, the employee is subject to an additional 20% excise tax for the amount of compensation that exceeds the average taxable wages over the last five years. The employment continuation agreements include a provision to "gross up" the excise tax for each qualified individual in the event payments trigger a 280G penalty. The Company does not believe that a 280G will be incurred by any qualified individual.

V.       Conclusion
         ----------

         The Internal Revenue Code provides that publicly held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1 million for the executive. The
Compensation Committee intends to take such actions as are appropriate to qualify compensation paid to executives for deductibility under the Internal Revenue Code. In this regard, base salary and bonus levels are expected to remain below the $1 million limitation in the foreseeable future. Non-qualified stock options granted under the Company's 2002 Stock Incentive Plan are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1 million limitation.

                                         Compensation and Stock Option Committee

                                         M. Moshe Porat (Chairman)
                                         Charles Ellman
                                         Paul Simon

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee are Dr. Porat and Messrs. Ellman and Simon, all non-employee directors of the Company. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Compensation of Directors

         The Company pays to each of its non-employee directors an annual retainer of $25,000 for serving on the Board of Directors and at least one committee. The Company pays all out-of-pocket expenses incurred by the Directors for attending meetings.

         Pursuant to the Company's 2002 Stock Incentive Plan, an option grant of 5,000 shares of the Company's common stock is made to each non-employee director on the date of the first annual meeting of shareholders at which such person is elected to the Board of Directors, and thereafter on the date of each annual meeting of shareholders at which such person is reelected to the Board of Directors. Such options are issued at fair market value on the date of grant, become exercisable on the first anniversary of the date of grant, and are exercisable for five years from the first anniversary of the date of grant.

         In 2001, the Board established a special committee, comprised of independent, outside directors, M. Moshe Porat, Martin Sheffield and Paul Simon, to represent non-Penn Independent shareholders' interests relating to capital raising opportunities for the Company. Prior to its disbandment in 2002, the special committee members were awarded 18,000 non-qualified stock options each as compensation for their services on this committee

                          REPORT OF THE AUDIT COMMITTEE

         The Board of Directors of the Company has adopted a written charter setting out the specific responsibilities of the Audit Committee. A copy of the current mission statement is attached to this proxy statement at Appendix B. Generally, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Committee's role includes focus on the qualitative aspects of financial reporting to shareholders, the Company's processes to manage business and financial risk, and compliance with significant applicable legal, ethical and regulatory requirements. The Committee is also responsible for appointing and overseeing the independent auditors, approving all audit and non-audit related services, and for establishing compensation for the auditors.

         The Directors who serve on the Committee are all "independent" as prescribed by New York Stock Exchange listing standards. In addition, the Board of Directors has determined that no member of the Audit Committee has a relationship to the Company that may interfere with their independence from the Company and its management. The Board of Directors has designated Audit Committee member Richard L. Duszak as an "audit committee financial expert", as that term is defined by the Securities and Exchange Commission. Each Committee member's compensation is solely based on that of an outside director serving on the Board and one committee of the Board.

         In 2002, the Committee appointed Ernst & Young LLP as the Company's independent auditors. The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee periodically met with the independent auditors, at least quarterly, with and without management present, to discuss the results of their examination, the critical accounting policies of the Company, and the overall quality of the Company's accounting principles, accounting estimates and financial reporting. The Committee held nine (9) meetings during fiscal year 2002.

         In fulfilling its oversight responsibilities relative to the Company's financial reporting process, the Committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The
Committee reviewed with the independent auditors all critical accounting policies used by the Company, as well as their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under the Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Committee also received from and discussed with the independent auditors the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) relating to that firm's independence from the Company and evaluated and concluded that no officer, director or employee of the Company in 2002 was at any time employed with the independent auditors prior to working for the Company. Finally, the Committee discussed with the independent auditors any matters required to be discussed and considered the compatibility of non-audit services with the auditors' independence.

         Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to oversee these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company's financial statements. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                             STOCK PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the New York Stock Exchange and the Standard and Poor's Insurance Composite for the period December 31, 1997 through December 31, 2002, assuming an initial investment of $100 and that dividends are reinvested annually.

                                      S&P
                                      Insurance
               PNG Stock     NYSE     Composite
               ---------- ----------- -----------
     12/31/97   100.00      100.00      100.00

     12/31/98    87.66      123.55      114.92

     12/31/99    76.89      137.39      124.36

     12/31/00    77.61      141.35      169.02

     12/31/01   109.33      129.22      149.25

     12/31/02   142.83      105.45      119.15


[GRAPH OMITTED]

                              CERTAIN TRANSACTIONS

Headquarters Lease

         The Company's headquarters in Hatboro, Pennsylvania are occupied pursuant to a lease, effective July 1, 2000, between Mr. Irvin Saltzman, Chairman of the Board of Directors, as landlord, and the Company. The lease is for a term of five years and the Company has one five-year renewal option thereafter. The current rent is $357,000 per year, based on a price of $15.25 per square foot. Included in the square footage charge is the Company's share of costs for insurance, real estate taxes, housekeeping, HVAC, energy management, snow removal/landscaping, utilities, pest control, transformer maintenance, bathroom maintenance, plant maintenance, phone/voice mail system maintenance and smoke/fire monitoring. The Company is required to pay its pro rata share of all increases in the base year of taxes, fees, assessments and expenses on the entire office facility. As of March 31, 2003, $38,774 was charged, representing a pro rata share increase in operational expenses for the 2000 and 2001 annual lease terms. Management believes that the amount being paid by the Company under the lease represents a fair market value annual rental charge.

Affiliated Insurance Entities

         One of Penn Independent's wholly-owned subsidiaries, Delaware Valley Underwriting Agency, Inc, ("DVUA") is an insurance agency that writes business with Penn-America. During the year ended December 31, 2002, the business written by DVUA for Penn-America represented 3.94% ($6,201,000) of the business of Penn-America. As of December 31, 2002, total commissions paid to DVUA were $1,314,000 and balances receivable were $353,000. Mr. E. Anthony Saltzman, Sr. Vice President and Manager of DVUA, is currently a Director of the Company. Penn-America believes that its arrangements with DVUA are on terms no more favorable than they would otherwise be if DVUA were an unaffiliated third party.

Executive Loans

         In 2000 and 2001, the Board of Directors of Penn-America and the Company authorized Penn-America to issue to certain executives loans towards the purchase of the Company's common stock. Under the terms of the loans, the executives are required to repay principal, brokerage commissions, transaction costs and interest, calculated semi-annually, within five (5) years from the date of the loan. On default, the Company has recourse against the defaulting executive. These loans are forgiven in the event of a change in control, as defined in the loan agreements. This program was formally terminated by order of the Board on August 21, 2002. No executive officer entered into any loan(s) with Penn-America in 2002.

     To date, the Company has entered into loans with the Company's Chief Executive Officer and those named officers listed on page 12, as follows:

                                                   Weighted Average
Name               Total Loan Amount               Interest Rate                          Number of Shares Acquired
----               -----------------               -------------                          -------------------------
Jon S. Saltzman            $359,072                         6.16%                             71,250
Thomas P. Bowie              46,139 (1)                     5.07                               7,500
Joseph F. Morris             55,845                         5.07                               9,000
J. Ransley Lennon            97,943                         6.20                              16,500
Garland P. Pezzuolo          35,511                         5.61                               6,000
                             ------                         ----                               -----
Total:                     $594,510                         5.95%                            110,250
                           --------                        -----                             -------

(1) Mr. Bowie repaid all principal interest, commissions and transaction costs in April 2003.

Agreements with Penn Independent Corporation

         Penn-America receives services from executives, staff and administrative personnel of Penn Independent, including services in connection with Penn-America's investment portfolio and human resource administration and related services. As discussed previously, Penn-America has historically been charged a portion of the amounts paid by Penn Independent for services such as insurance, telecommunications, postage and office supplies. In 2002, Penn-America was charged $230,000 for such services, the majority of which represented payments for the services of Penn Independent personnel for executive, human resource administration, investment advisory and other related support services.

The Company believes that the terms of those certain transactions described above are at least as favorable as those that might have been obtained from unaffiliated third parties.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

         The Board of Directors has selected representatives from Ernst and Young LLP as its auditors for calendar year 2002. The Board of Directors is evaluating the retention of Ernst and Young LLP as its auditors for calendar year 2003. Representatives of Ernst and Young LLP, as auditors for December 31, 2002, are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                       Independent Auditor Fee Information
                       -----------------------------------

         The Audit Committee approved and authorized for payment, in advance, all services provided by our independent auditors. Fees for professional services provided by our independent auditors in each of the last two fiscal years were as follows:

                                      Year ended December 31,
                                      -----------------------

                                   2002                    2001
                                   ----                    ----

Audit fees                       $100,000                $85,600

Audit related fees                144,000                    -0-

Tax fees                              -0-                    -0-

All other fees                     53,000                 73,500
                                   ------                 ------
                                 $297,500               $159,000

Fees for audit services include fees associated with the annual audit of the Company's consolidated financial statements, the quarterly reviews of the Company's reports on Form 10-Q and the annual statutory audits of the Company's insurance subsidiaries.

Audit related fees in 2002 represent required audit services provided in relation to the Company's S-2 and S-8 registrations statements filed with the Securities and Exchange Commission.

All other fees in 2002 and 2001 represent consulting actuarial services.


                                  OTHER MATTERS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. In April of 2002, Director Jami Saltzman-Levy filed with the SEC an Amended Form 5 in order to disclose her acquisition, between May 2001 and March 2002, of 23.35 shares of Company common stock through a dividend reinvestment program with which she was involved, and for which she failed to file a timely report of change in ownership with the SEC. Based on the reports received by it, and written representations received from the Reporting Persons, the Company believes that all other filings required to be made by the Reporting Persons for the period January 1, 2002 through December 31, 2002 were made on a timely basis.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2004 must be received by the Company at its principal office in Hatboro, Pennsylvania, no later than December 31, 2003, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Meeting.


                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SEC FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS, AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT. THIS REPORT IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.PENN-AMERICA.COM.
                                      --------------------

                                   Appendix A
                                   ----------

                            PENN-AMERICA GROUP, INC.

                        AMENDED 2002 STOCK INCENTIVE PLAN
             (f/k/a Amended and Restated 1993 Stock Incentive Plan)


         1. Purpose. PENN-AMERICA GROUP, INC. (the "Company") hereby adopts, subject to shareholder approval, the Penn-America Group, Inc. 2002 Stock Incentive Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees of the Company (including employees who are members of the Board of Directors) or by employees of any Affiliated Company (as defined below) and certain consultants or advisors to the Company or an Affiliated Company, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliated Company, and to improve the ability of the Company or an Affiliated Company to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.01 per Share (the "Common Stock"), and through the transfer or issuance of Common Stock subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to certain directors of the Company who are not employees of the Company or an Affiliated Company to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock.


         2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:


              (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


              (b) "Affiliated Company" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code, and in any event, Penn Independent.

              (c) "Award" shall mean a grant of Common Stock subject to conditions of forfeiture made pursuant to the terms of the Plan.


              (d) "Award Agreement" shall mean the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.


              (e) "Awardee" shall mean a person to whom an Award has been granted pursuant to the Plan.


              (f) A Person shall be deemed the "Beneficial Owner" of any securities:


                           (i) that such Person or any of such Person's
                  Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                           (ii) that such Person or any of such Person's
                  Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding
                  (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (iii) that are beneficially owned, directly or
                  indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company; provided, however, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.


              (g) "Board of Directors" means the Board of Directors of the Company.


              (h) "Change in Control" shall have the meaning as set forth in
Section 10 of the Plan.


              (i) "Code" means the Internal Revenue Code of 1986, as amended.


              (j) "Committee" shall have the meaning set forth in Section 3 of the Plan.


              (k) "Company" means Penn-America Group, Inc., a Pennsylvania corporation.


              (l) "Disability" shall have the meaning set forth in Section 22(e)
(3) of the Code.


              (m) "Disinterested Director" shall mean a member of the Board of Directors of the Company who is "disinterested" within the meaning of Rule 16b-3.


              (n) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.


              (o) "Formula Grant Date" with respect to a non-employee member of the Board of Directors shall mean the date of each annual meeting of shareholders during the term of the Plan at which such person is elected or reelected as a member of the Board of Directors.

              (p) "Grantee" shall mean a person to whom an Option or an Award has been granted pursuant to the Plan.


              (q) "Immediate Family" shall mean an Optionee's spouse, children, grandchildren and/or any trust all the beneficiaries of which include such Optionee and/or such persons, and any partnership all the partners of which include such Optionee and/or such persons.


              (r) "ISO" means an Option granted under the Plan, which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.


              (s) "Non-employee members of the Board of Directors" shall mean members of the Board of Directors of the Company who are not employees of the Company or any Affiliated Company.


              (t) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.


              (u) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.


              (v) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.


              (w) "Option Document" means the document described in Section 8 or
Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.


              (x) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.


              (y) "Penn Independent" shall mean Penn Independent Corporation or any affiliate or subsidiary of Penn Independent that at the time of a Change in Control is the Beneficial Owner of a majority of the combined voting power of the Company's Voting Securities.

              (z) "Person" shall mean any individual, entity or group within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act, or any successor rule thereto.


              (aa) "Restricted Stock" means Common Stock subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.


              (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.


              (cc) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.


              (dd) "Shares" means the shares of Common Stock of the Company, which are the subject of Options or granted as Awards under the Plan.


              (ee) "Voting Securities" shall mean Common Stock and any other securities of the corporation entitled to vote generally for the election of directors or any security convertible into or exchangeable for or exercisable for the purchase of Common Stock (other than employee stock options or other employee stock purchase rights) or other securities of the corporation entitled to vote generally for the election of directors; and "Voting Power" means with respect to any Voting Security, the maximum number of votes that such security is or would be entitled to cast generally for the election of directors, and in the case of a convertible, exercisable or exchangeable Voting Security, considering such security both on an unconverted, unexercised or unexchanged basis and a converted, exercised or exchanged basis, as the case may be.


         3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company if all members of the Board of Directors are Disinterested Directors; provided, however, that if all members of the Board of Directors are Disinterested Directors, the Board of Directors may designate a committee or committee(s) of the Board of Directors composed of two or more directors to administer the Plan with respect to the Section 16 Officers, directors, and/or employees. If any of the members of the Board of Directors are not Disinterested Directors, the Board of Directors shall (i) designate a committee composed of two or more directors, each of whom is a Disinterested Director (the "Disinterested Director Committee"), to operate and administer the Plan in its stead, or (ii) designate two committees to operate and administer the Plan in its stead, a Disinterested Director Committee to operate and administer the Plan with respect to the Company's Section 16 Officers and the directors who are not members of the Disinterested Director Committee, and another committee composed of two or more directors (which may include directors who are not Disinterested Directors) to operate and administer the Plan with respect to persons other than Section 16 Officers or directors or (iii) designate a Disinterested Director Committee to operate and administer the Plan with respect to the Company's Section 16 Officers and directors (other than those directors serving on the Disinterested Director Committee) and itself operate and administer the Plan with respect to persons other than Section 16 Officers or directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With the exception of the timing of grants of Options, the price at which Shares may be purchased, and the number of Shares covered by Options granted to each member of the Disinterested Director Committee, all of which shall be as specifically set forth in Section 9, the other provisions set forth herein, as they pertain to members of the Disinterested Director Committee, shall be administered by the Board of Directors.


                  (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.


                  (b) Grants and Awards. Except with respect to Options granted to non-employee members of the Board of Directors pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and/or Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, and the times at which, Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Stock is granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to all non-employee members of the Board of Directors shall be made exclusively in accordance with Section 9. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.


                  (c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards there under unless (i) the member of the Committee has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.


                  (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options and Awards there under in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.


                  (e) Limitations on Grants of Options to Consultants and Advisors. With respect to the grant of Options to consultants or advisors, bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.


         4. Grants and Awards under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, and/or an ISO at the discretion of the Committee, and Awards under the Plan shall be in the form of Restricted Stock.

         5. Eligibility. All employees of the Company or an Affiliated Company, and members of the Board of Directors, and consultants or advisors to the Company or an Affiliated Company who satisfy the requirements set forth in Subsection 3(e), shall be eligible to receive Options hereunder, provided, however, that only employees may receive ISOs. However, non-employee members of the Board of Directors may receive Options only pursuant to Section 9 of the Plan and are not eligible to receive Awards. Only an employee of the Company or an Affiliated Company shall be eligible to receive an Award. No Optionee may receive Options pursuant to the Plan for more than 100,000 Shares in any one year. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee.


         6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options and Awards may be granted pursuant to the Plan is 1,837,500, subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award are forfeited for any reason, such Shares may again be the subject of one or more Options or Awards granted pursuant to the Plan.


         7. Term of the Plan. The Plan is effective as of May 15, 2002, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan on or before May 14, 2003 by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote at a duly called meeting of shareholders held in accordance with the laws of the Commonwealth of Pennsylvania. No Option or Award may be granted under the Plan after May 15, 2012.


         8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this

Section 8 shall not be applicable to Options granted to the non-employee members of the Board of Directors, except as otherwise provided in Subsection 9(c).


                  (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.


                  (b) Option Price. Each Option Document shall state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliated Company, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in the New York Stock Exchange System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on the NYSE or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. The Option Price, with respect to Options granted effective the date of determination of the offering price for the Common Stock in the Company's initial public offering, shall be such offering price, which shall be deemed to constitute the Fair Market Value per share of the Common Stock.


                  (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the

Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (1) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.


                  (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares of Common Stock owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such

Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.


                  (e) Termination of Options.
                      -----------------------


                      (i) No Option shall be exercisable after the first to occur of the following:


                          (A) Expiration of the Option term specified in the
Option Document, which, in the case of an ISO, shall not occur after ten (10) years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliated Company;


                          (B) In the case of a Non-qualified Stock Option unless
otherwise provided in the Option Document, and in the case of an ISO, expiration of three months from the date the Optionee's employment or service with the Company or its Affiliated Companies terminates for any reason other than Disability or death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below;


                          (C) In the case of a Non-qualified Stock Option unless
otherwise provided in the Option Document, and in the case of an ISO, expiration of one year from the date such employment or service with the Company or its Affiliated Companies terminates due to the Optionee's disability or death;


                          (D) A finding by the Committee, after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliated Company, or has been engaged in disloyalty to the Company or an Affiliated Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliated Company. In such event, in addition to immediate termination of the

Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or


                          (E) The date, if any, set by the Board of Directors as
an accelerated expiration date in the event of a Change in Control.


                              (ii) Notwithstanding the foregoing, the Committee
may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.


              (f) Transfers. An ISO granted under the Plan may not be transferred, except by will or by the laws of descent and distribution. A Non-qualified Stock Option granted under the Plan may not be transferred, except by will or by the laws of descent and distribution, except as follows: If the terms of the Non-qualified Stock Option specifically so permit, a Non-qualified Stock Option may be transferred by the Optionee by bona fide gift, with no consideration for the transfer, to a member of such person's Immediate Family. If the Optionee receiving such an Option, or having an outstanding Option amended to provide for such transferability, is a Section 16 Officer, such Option or Option amendment must be approved by the committee of disinterested persons (as defined in Rule 16b-3) which administers the Plan with respect to
Section 16 Officers. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). During the lifetime of the person to whom an Option is granted (or the member of the Immediate Family if such Option has been transferred in accordance with the above provisions), such Option may be exercised only by such person.

                  (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all incentive stock option plans of the Company or its Affiliated Companies are exercisable for the first time by the Optionee during any calendar year exceed $100,000.


                  (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.


                  (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e) (i) (E) or Section 10 of the Plan, as applicable.


         9. Special Provisions Relating to Grants of Options to Non-Employee Members of the Board of Directors. Options granted pursuant to the Plan to non-employee members of the Board of Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time-to-time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time-to-time require which are not inconsistent with the terms of the Plan.


                  (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee member of the Board of Directors shall be granted on his or her Formula Grant Date an Option to purchase Five Thousand (5,000) Shares. Each such Option shall be a Non-qualified Stock Option becoming exercisable on the first anniversary of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.

                  (b) Termination of Options Granted Pursuant to Section 9. All Options granted pursuant to this Section 9 shall be exercisable until the first to occur of the following:


                        (i) Expiration of six (6) years from the date of grant;


                        (ii) Expiration of three (3) months from the date the Optionee's service as a member of the Board of Directors terminates for any reason other than Disability or death;


                        (iii) Expiration of one (1) year from the date the Optionee's service as a member of the Board of Directors terminates due to the Optionee's Disability or death; or


                        (iv) Expiration of three (3) months after the date of a Change in Control.


                  (c) Applicability of Provisions of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a) (provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the definition of Fair Market Value contained in Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in shares of Company Common Stock); Subsection 8(f); and Subsection 8(i) (but only to the extent that the application of such subsection to Options granted under this Section 9 would not cause a Disinterested Director no longer to qualify as a Disinterested Director)


         10. Change in Control. In the event of a Change in Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding (other than Options granted pursuant to
Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change in Control, Options granted pursuant to Section 9 of the Plan and Options granted pursuant to the Plan which are held by Optionees who are employees of the Company or an Affiliated Company at the time of a Change in Control shall, and in the case of consultants and advisors to the Company or an Affiliated Company shall (unless the exercisability of the Options held by such persons is subject to some condition other than the lapse of time (including within the term "lapse of time" the provisions of Sections 8(e) and 9(b) of the
Plan)), automatically accelerate to the date of the Change in Control and become immediately exercisable in full, and the restrictions applicable to Restricted Stock awarded to Awardees who are employees at the time of a Change in Control shall immediately lapse and the Restricted Stock held by the Company shall be delivered to the Grantees. An Option granted to a consultant or advisor who is also a member of the Board of Directors shall be deemed for purposes of the preceding sentence to be an Option granted to a consultant or advisor and not to a member of the Board of Directors if such Option is granted for services as a consultant or advisor.


         A "Change in Control" shall mean a transaction or series of transactions (including any cash tender or securities exchange offer, merger or other business combination, or contested election of directors, or any combination thereof) as the result of which:


                  (i) any Person (other than Penn Independent or any of its shareholders as of the effective date of this Plan, the Company, any Affiliated Company, any employee benefit plan of Penn Independent, the Company or of any Affiliated Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan or eligible Plan participants or any Affiliate or Associate of eligible Plan participants or any group of which eligible Plan participants are members and in which they participate in their capacity as shareholders of the Company) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of a percentage ownership in the aggregate combined voting power of all Voting Securities of the Company then outstanding that is greater than the then current percentage ownership of Penn Independent in the aggregate combined voting powers of all Voting Securities of the Company then outstanding; or


                  (ii) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Company, any Affiliated Company, any employee benefit plan of Penn Independent, the Company or of any Affiliated Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan or eligible Plan participants or any Affiliate or Associate of eligible Plan participants or any group of which eligible Plan participants are members and in which they participate in their capacity as shareholders of the Company) together with all

         Affiliates and Associates of such Person, shall become the Beneficial Owner of 30% or more of the aggregate combined voting power of all Voting Securities of the Company then outstanding, irrespective of Penn Independent's then current percentage ownership in such Voting Securities; provided that during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period, except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or


                  (iii) any Person (other than Penn Independent or any of its shareholders as of the date of this Agreement, the Company, any Affiliated Company, any employee benefit plan of Penn Independent, the Company or of any Affiliated Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan or eligible Plan participants or any Affiliate or Associate of eligible Plan participants or any group of which eligible Plan participants are members and in which they participate in their capacity as shareholders of the Company) together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of greater than 50% of the aggregate combined voting power of all Voting Securities of Penn Independent; or


                  (iv) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of such period except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or


                  (v) 80% or more of the assets of the Company and its Affiliated Companies shall be sold or transferred to any Person (other than an Affiliated Company of the Company); or


                  (vi) the Board makes a determination that such transaction or transactions constitute a Change in Control for purposes of this Plan.


         For purposes of this Plan, a Change in Control shall be deemed to have occurred on the date upon which any of the foregoing is consummated or becomes effective.

         11. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of shares as to which Options and Awards may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities, or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.


         12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time-to-time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to Restricted Stock upon the death or Disability of the Awardee.


                  (a) Number of Shares. Each Award Agreement shall state the number of Shares of Common Stock to which it pertains.


                  (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.


                  (c) Restrictions on Transfer and Forfeitures. A stock certificate representing the Restricted Stock granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company's General Counsel, together with an undated stock power executed by the Awardee with respect to each stock certificate representing Restricted Stock Registered in such Awardee's name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Stock including the right to vote such Restricted Stock and to receive and retain all cash dividends with respect to them, except that the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; and (ii) all distributions with respect to the Restricted Stock other than cash dividends, such as stock dividends, stock splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the General Counsel of the Company, together with appropriate stock powers or other instruments of transfer signed and delivered to the General Counsel by the Grantee, to be held by the General Counsel and released to either the Grantee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Grantee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Stock or distributions (other than cash dividends) with respect thereto; and (iv) all of the Restricted Stock shall be forfeited and all rights of the Awardee with respect to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Awardee has remained an employee of the Company, any of its Affiliated Companies or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares shall be transferred to the Company without further action by the Awardee.


                  (d) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee time as provided for in the Plan, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments.

                  (e) Section 83(b) Elections. An Awardee who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.


                  (f) Upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Awardee, that the Awardee has breached his or her employment or service contract with the Company or an Affiliated Company, or has been engaged in disloyalty to the Company or an Affiliated Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliated Company, Awardee shall automatically forfeit all Restricted Stock for which (i) the Company has not yet delivered the Share certificates to the Awardee; (ii) the Restricted Period has not expired or
(iii) any restrictions applicable to the Restricted Stock have not lapsed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Restricted Stock certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.


                  (g) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.


         13. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time-to-time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted without obtaining the approval of such change(s), within twelve months before or after such action, by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote at a duly called meeting of the shareholders held in accordance with the laws of the Commonwealth of Pennsylvania (provided, however, that if Rule 16b-3 requires a greater vote of shareholders, then the Board may not take such action without obtaining the minimum vote required by Rule 16b-3). No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee. Notwithstanding anything to the contrary contained herein, the provisions of the Plan contained in Section 9 relating to the granting of Options to non-employee members of the Board of Directors that determine (i) who is to be granted Options under such Section, (ii) the number of Shares subject to such Options,
(iii) the Option Price of such Options, and (iv) the timing of grants of such Options shall not be amended more than once in any six month period, other than to comply with changes in the Code or ERISA.


         14. No Commitment to Retain. The grant of an Option or Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliated Company to retain the Grantee in the employ of the Company or an Affiliated Company and/or as a member of the Company's Board of Directors or in any other capacity.


         15. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.


         16. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This Section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                                   Appendix B
                                   ----------

                    MISSION STATEMENT OF THE AUDIT COMMITTEE
                           OF PENN-AMERICA GROUP, INC.

Effective May 19, 1999, as most recently amended February 28, 2003, the Audit Committee of the Board of Directors of Penn-America Group, Inc., formally adopts the following statement:

I.   Structure:
     ----------

It is hereby agreed that the Audit Committee of the Board of Directors of Penn-America Group, Inc., shall consist of at least three independent outside directors:

     1. Whose independence shall be determined by the Board of Directors in accordance with the rules of the Securities and Exchange Commission and the New York Stock Exchange;

     2. Who are financially literate, as interpreted by the Company's Board of Directors in its business judgment in accordance with applicable rules and regulations of the Securities and Exchange Commission and New York Stock Exchange; and,

     3. At least one such independent, outside director shall have accounting or related financial management expertise, as interpreted by the Company's Board of Directors in its business judgment in accordance with applicable rules and regulations of the Securities and Exchange Commission and New York Stock Exchange.

II.  Purpose:
     --------

The purpose of the Audit Committee is to:

     A. Assist the Board with oversight of: (i) the integrity of the Company's financial statements, (ii) the Company's compliance and legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and, (iv) the performance of the Company's internal audit function and independent auditors; and,
     B. Prepare the report, as required by the Securities and Exchange Commission, to be included in the Company's Annual Proxy Statement.

III. General Responsibilities:
    --------------------------

     The Audit Committee hereby agrees to:

          A.   Periodically:
               (1) Instruct the independent auditor that the Audit Committee, as the Board of Directors' representative, is the auditor's client;
               (2) Provide an open avenue of communication between the independent auditor and the Board of Directors;
               (3) Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices;
               (4) Review periodically with general counsel legal and regulatory matters that may have a material impact on the Company's and related entities' financial statements, compliance policies and programs;
               (5) Promptly notify the Board of Directors in the event of a change in circumstance that would change a member of the Audit Committee's status as "independent;" and
               (6) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such investigation. B.

     B. Quarterly:
          (1) Meet quarterly, at least. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary;
          (2) Meet separately with management and with the independent auditors;
          (3)  Report to the Board of Directors.

     C. Annually:
          (1) Retain, terminate and establish compensation for independent auditors;
          (2) Assure the independence of the independent auditor by, among other things, having the independent auditor submit on a periodic basis to the Audit Committee a formal written statement addressing the auditor's independence. The Audit Committee shall engage in dialogue with the outside auditor with respect to any matter that might impact the objectivity or independence of the outside auditor;
          (3) Review with the independent auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources;
          (4) Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor; (5) Review and update this Committee Charter.

IV. Specific Duties:
    ----------------

The Audit Committee further agrees to:

     A. Periodically:

          (1) Coordinate with the Company's human resource department the hiring policies with respect to employees and former employees of independent outside auditors to ensure independence of the outside auditors and to otherwise comply with Company employment policies and practices;

     B. Quarterly:

          (1) Consider and review with the independent auditor their quarterly and annual report describing:
                    (a) The adequacy of the Company's and related entities' internal controls, including computerized information system controls and security;
                    (b) Related findings and recommendations of the independent auditor together with management's responses;
                    (c) Material issues raised as a result of inquiry by any government or regulatory body, within the preceding five (5) years, relative to audits;
                    (d) All relationships between the independent auditor and the Company;
          (2)  Consider and review with management and the independent auditor:
                    (a) Significant findings, including the Status of Previous Audit Recommendations;
                    (b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information. Meet periodically with the independent auditor and management in separate sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;
                    (c)  Annual and quarterly audited financials, including
                         MD&A;
                    (d) Earnings releases and financial information and earnings guidance to analysts;
                    (e) Policies with respect to risk assessment and management;
          (3) Report to the Board on significant results of the foregoing analyses;
          (4) Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company and related entities;
          (5) Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company;
          (6) Inquire as to the auditor's independent qualitative judgments about the clarity of the financial disclosure practices used or proposed to be adopted by the Company;
          (7) Discuss on a timely basis with the auditor their review of the Company's quarterly financial information and results thereof;

          (8) Inquire as to the auditor's views about whether management's choices of accounting principles are common practices or in the minority;
          (9) Determine as regards to new transactions or events, management's reasoning for the appropriateness of the accounting principles and disclosure practices, and seek the advice of the auditors, if appropriate;
          (10) Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices;
          (11) Assure that the auditor's reasoning is described in accepting or questioning significant estimates by management.

     C. Annually:
          (1) Review with management and the independent auditor the results of annual audits and related comments in consultation with committees as deemed appropriate including:
                    (a) The independent auditor's audit of Penn-America Group, Inc.'s and subsidiaries' annual financial statements, accompanying footnotes and its report thereon.
                    (b) Any significant changes required in the independent auditor's audit plans. (c) Any difficulties or disputes with management encountered during the course of the audit.
                    (d) Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

The Audit Committee is responsible for the duties set forth above, but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                            o FOLD AND DETACH HERE o

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF PENN-AMERICA GROUP, INC.

The undersigned, a holder of Common Stock of PENN-AMERICA GROUP, INC., hereby constitutes and appoints JON S. SALTZMAN and GARLAND P. PEZZUOLO, and each of them acting individually, as the proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 14, 2003 at 10:00 a.m. at 420 S. York Road, Hatboro, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present.

This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF PENN-AMERICA GROUP, INC. SEE REVERSE SIDE. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

                            o FOLD AND DETACH HERE o

Unless otherwise specified, the shares will be voted "FOR" the election of all nine nominees for director and "FOR" the other proposal set forth below.

[ x ]  Please mark your vote                  FOR          WITHHELD
       as in this example.                  [     ]        [     ]

1.   Election of Directors (nominees as listed) Nominees:
     Irvin Saltzman, Jon S. Saltzman, Richard L. Duszak,
     Charles Ellman, Robert A. Lear, Jami Saltzman-Levy,
     M. Moshe Porat, E. Anthony Saltzman and Paul Simon

     For, except vote withheld from the following nominee(s): ___________________________________________

2. To ratify amendments to the 2002 Stock Incentive Plan, formerly known as the Amended and Restated 1993 Stock
     Incentive Plan; and,

                                              FOR          WITHHELD
                                            [     ]        [     ]

3. To vote on such other business which may properly come before the meeting.

               Dated _____________________________________ , 2003
               Signature _______________________________________
               Signature _______________________________________

               NOTE: Please sign this Proxy as name(s)
               appear(s) in address. When signing as
               attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.